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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

      --------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 5, 2003

                         KNIGHT TRADING GROUP, INC.
      --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

   DELAWARE                   001-14223          22-3689303
   ------------               ---------         ----------------
   (State or other           (Commission        (IRS Employer
   jurisdiction of           File Number)       Identification No.
   incorporation)

              525 Washington Boulevard, Jersey City, NJ 07310
          --------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)

                               (201) 222-9400
            (Registrant's telephone number, including area code)

                         Knight Trading Group, Inc.
                         Current Report on Form 8-K

Item 5.  Other Events

              On February 5, 2003, the registrant issued a press release announcing Chief Financial Officer, Executive Vice President and Treasurer Robert I. Turner's intention to retire from Knight Trading Group, Inc.

              The Press Release is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

a.      Financial Statements

                                                                    Not required

b.            Pro forma Financial Information

                                                                    Not required

c.            Exhibits

               Exhibit No.                       Description
               -----------                       ----------
               99.1 Press Release of Knight Trading Group, Inc. issued February 5, 2003.






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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.


Dated: February 5, 2003


                                  KNIGHT TRADING GROUP, INC.


                                  By:  /s/ John H. Bluher
                                       -------------------------------
                                       Name:  John H. Bluher
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press Release of Knight Trading Group, Inc.
                      issued on February 5, 2003.